Exhibit 99.1
For Immediate Release
Oct. 29, 2009

PNM Resources Reports Strong Third-Quarter Earnings
Unregulated retail operations in Texas drive results
Increased 2009 earnings outlook announced

2009 THIRD-QUARTER SUMMARY

•	Quarterly GAAP (generally accepted accounting principles) earnings of $0.59 per diluted share, compared with losses of $0.06 per diluted share in 2008

•	Quarterly ongoing earnings of $0.63 per diluted share, compared with $0.27 per diluted share in 2008

YEAR-TO-DATE SUMMARY

•	Year-to-date GAAP earnings of $1.61 per diluted share, compared with losses of $2.42 per diluted share in 2008

•	Year-to-date ongoing earnings of $0.94 per diluted share, compared with $0.24 per diluted share in 2008

(ALBUQUERQUE, N.M.) – PNM Resources (NYSE: PNM) today reported unaudited 2009 third-quarter consolidated GAAP earnings of $54.2 million, or $0.59 per diluted share, compared with losses of $5.5 million, or $0.06 per diluted share, in 2008.

Unaudited, consolidated ongoing quarterly earnings were $57.8 million, or $0.63 per diluted share, compared with $23.6 million, or $0.27 per diluted share, in 2008. Reconciliations of GAAP to non-GAAP measures are shown in the attached schedules 1 through 8.

“Early last year we provided a checklist with nine primary goals that needed to be achieved in order to restore PNM Resources’ value. We are pleased to report that our third-quarter and year-to-date results reflect significant progress made in many areas,” said Jeff Sterba, PNM Resources chairman and CEO.

“Specific to the third quarter, financial results were driven by strong performance at our Texas unregulated retail subsidiary, First Choice Power, and reduced overall interest expense, which will help us improve our credit metrics,” Sterba said.

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“While considerable achievements already have been accomplished this year, drivers such as economic conditions – and consumers’ response to those conditions – uncertain power markets, utility cost pressures, climate change mandates and the continuing need for adequate and timely regulatory recovery will pose challenges for PNM Resources and our industry into 2010 and beyond.”

Sterba said quarterly retail energy sales and use-per-customer statistics suggest the impact of the 2008-2009 recession has stabilized. “While we still are seeing load loss in our New Mexico service territory, the trend is improving,” he said.

Adjusted for weather, quarterly PNM retail load decreased 2.5 percent and residential use-per-customer increased slightly by 0.1 percent, comparing 2009 with 2008. For TNMP, quarterly retail load increased 6.1 percent and residential use-per-customer increased 7.7 percent in 2009 compared with the same period last year. Adjusted for the impacts of Hurricane Ike, which greatly reduced consumption in September 2008, TNMP load increased slightly by 0.6 percent and residential use-per-customer increased by 2.1 percent.

YEAR-TO-DATE RESULTS

For the first nine months of 2009, PNM Resources reported unaudited consolidated GAAP earnings of $147.5 million, or $1.61 per diluted share, compared with losses of $197.6 million, or $2.42 per diluted share, in 2008. GAAP results in 2009 reflect various non-recurring items recorded primarily in the first quarter, including the $71.7 million after-tax gain from the sale of the company’s natural gas operations. In 2008, year-to-date GAAP results included impairment charges of $147.7 million.

Unaudited, consolidated ongoing earnings for the first nine months of the year were $86.4 million, or $0.94 per diluted share, compared with $19.3 million, or $0.24 per diluted share, in 2008. Year-to-date results in 2008 included PNM gas operations ongoing earnings of $15.0 million, or $0.18 per diluted share. Prior to being sold in January, PNM gas operations contributed $7.6 million, or $0.08 per diluted share, to consolidated earnings.

QUARTERLY SEGMENT REPORTING OF EARNINGS

Regulated Operations

PNM – a vertically integrated electric utility in New Mexico with distribution, transmission and generation assets.

•
PNM reported ongoing earnings of $31.7 million, or $0.35 per diluted share, compared with $28.7 million, or $0.33 per diluted share, in 2008. GAAP earnings were $30.8 million, or $0.33 per diluted share, compared with $15.8 million, or $0.18 per diluted share, in 2008.

•	Higher retail rates implemented in July and lower interest expense were offset partially by reduced customer demand and lower pension income.

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TNMP – an electric transmission and distribution utility in Texas.

●
TNMP reported ongoing earnings of $5.5 million, or $0.06 per diluted share, compared with $8.2 million, or $0.10 per diluted share, in 2008. GAAP earnings were $6.2 million, or $0.07 per diluted share, compared with $8.1 million, or $0.09 per diluted share, in 2008.

•
Earnings were negatively affected by higher interest costs associated with $315.5 million of refinanced debt. These higher costs are reflected in the new TNMP rates that went into effect Sept. 1. Other factors that negatively affected earnings include lower pension income and higher operating expenses.

Unregulated Operations

First Choice Power – an unregulated retail electric provider in Texas.

●
First Choice Power reported ongoing earnings of $18.3 million, or $0.20 per diluted share, compared with losses of $3.0 million, or $0.03 per diluted share, in 2008. GAAP earnings were $17.1 million, or $0.19 per diluted share, compared with 2008 losses of $16.5 million, or $0.19 per diluted share.

●
Lower purchased power prices significantly improved average retail margins during the quarter. A 5.3 percent decline in electricity sales offset some of the positive pricing impacts. Quarterly bad-debt expense decreased from $10.3 million in 2008 to $9.1 million in 2009. Lower customer default rates and better management of outstanding accounts receivable contributed to lower 2009 bad debt expense compared with 2008.

Optim Energy – jointly owned by PNM Resources and a subsidiary of Cascade Investment, L.L.C., Optim Energy owns three generating assets in Texas, totaling nearly 1,200 megawatts.

•
PNM Resources' equity in Optim Energy net ongoing earnings was $4.5 million, or $0.05 per diluted share, compared with $0.2 million in 2008. PNM Resources' equity in the net GAAP earnings of Optim Energy was $4.2 million, or $0.04 per diluted share, compared with 2008 losses of $0.9 million, or $0.01 per diluted share.

•
PNM Resources' share of Optim Energy's ongoing EBITDA was $14.3 million, compared with $5.4 million in 2008. Improved financial performance resulted from the addition of Cedar Bayou 4, favorable hedged positions, Twin Oaks Power fuel savings and operational cost reductions.

•	Twin Oaks had an equivalent availability factor of 98.5 percent during the quarter. Availability factors for Altura Cogen and Cedar Bayou 4 were 99.0 percent and 95.5 percent, respectively.

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Corporate/Other  – a segment that reflects costs at the PNM Resources holding company, mainly comprised of interest expense related to debt. For the purposes of this news release, the Corporate/Other segment excludes the quarterly contribution of Optim Energy reported above.

●
Corporate/Other reported ongoing losses of $2.1 million, or $0.03 per diluted share, compared with 2008 ongoing losses of $6.3 million, or $0.08 per diluted share. GAAP losses were $2.6 million, or $0.03 per diluted share, compared with GAAP losses of $11.3 million, or $0.13 per diluted share in 2008.

●	Less outstanding debt, lower short-term debt interest rates and the repurchase of certain senior unsecured notes reduced ongoing financing costs by $6.7 million.

2009 EARNINGS OUTLOOK

PNM Resources today updated its 2009 earnings outlook range. Management now expects ongoing earnings to be in the range of $0.76 to $0.81 per diluted share. The previous range was $0.40 to $0.55 per diluted share. The increase in the range was driven largely by First Choice Power’s financial performance. Management will discuss the outlook in more detail during the third-quarter earnings call.

THIRD-QUARTER EARNINGS CALL:  9 AM EDT TODAY

PNM Resources will discuss third-quarter earnings results and the 2009 earnings outlook during a live conference call and Web cast today at 9 a.m. EDT. Speaking on the call will be
Jeff Sterba, PNM Resources chairman and CEO; Pat Vincent-Collawn, PNM Resources president and COO; and Chuck Eldred, PNM Resources executive vice president and CFO.

A live webcast of the call will be archived at http://www.pnmresources.com/investors/events.cfm. Listeners are encouraged to visit the Web site at least 30 minutes before the event to register, download and install any necessary audio software.

Investors, analysts and other participants can listen to the live conference call by dialing (877) 440-5791 (toll free) or (719) 325-4868 (toll) five to 10 minutes prior to the event and referencing “the PNM Resources earnings conference call.” A telephone replay will be available at noon Eastern until midnight Nov. 5 by dialing (888) 203-1112 (toll free) or
(719) 457-0820 and using confirmation code 3529459.

MANAGEMENT TO PRESENT AT EEI FINANCIAL CONFERENCE

PNM Resources management will conduct a presentation during the annual Edison Electric Institute Financial Conference in Hollywood, Florida. The presentation will be Web cast live at 9 a.m. Eastern on Tuesday, Nov. 3. Interested parties can access all of the EEI Web casts at:
http://phx.corporate-ir.net/phoenix.zhtml?c=130144&p=conferenceAgenda&id=2471665&day=1.

Management also will meet with industry analysts and investors Sunday, Nov. 1 through Tuesday, Nov. 3. Supporting material for the investor meetings will be available beginning Nov. 1 on PNM Resources’ Web site at http://pnm.client.shareholder.com/investors/events.cfm.

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E-MAIL ALERTS, RSS FEEDS AVAILABLE

PNM Resources encourages analysts, investors and other interested parties to visit www.PNMResources.com and register to automatically receive company financial information by e-mail. Once registered, participants can choose from a menu to automatically receive requested information, including news releases, notices of webcasts and filings with the U.S. Securities and Exchange Commission. Participants can unsubscribe at any time and will not receive information that was not requested.

Interested parties also can register to automatically receive feeds through Really Simple Syndication, or RSS, a format designed for sharing updated web content such as headlines. An RSS feed automatically highlights fresh material from the PNM Resources Web site so registrants don’t have to repeatedly check the site for updates. To sign up for e-mail alerts and RSS feeds, visit www.PNMResources.com, enter the Investor Relations section and click on the icons at the bottom of the page.

Background:
PNM Resources (NYSE: PNM) is an energy holding company based in Albuquerque, N.M., with 2008 consolidated operating revenues from continuing and discontinued operations of $2.5 billion. Through its utility and energy subsidiaries, PNM Resources has more than 2,680 megawatts of generation resources and serves electricity to more than 884,000 homes and businesses in New Mexico and Texas. The company also has a 50-percent ownership of Optim Energy, which owns nearly 1,200 megawatts of generation resources. For more information, visit the company’s Web site at www.PNMResources.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Statements made in this news release that relate to future events or PNM Resources', PNM's, or TNMP's (collectively, the "Companies") expectations, projections, estimates, intentions, goals, targets and strategies, are made pursuant to the Private Securities Litigation Reform Act of 1995. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates and the Companies assume no obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, the Companies caution readers not to place undue reliance on these statements. The Companies' business, financial condition, cash flow and operating results are influenced by many factors, which are often beyond their control that can cause actual results to differ from those expressed or implied by the forward-looking statements. These factors include conditions affecting the Companies' ability to access the financial markets or Optim Energy's access to additional debt financing following the utilization of its existing credit facility, including actions by ratings agencies affecting the Companies' credit ratings; the recession, its consequent extreme disruption in the credit markets, and its impacts on the electricity usage of the Companies’ customers; state and federal regulatory and legislative decisions and actions, including appeals of prior regulatory proceedings; the ability of PNM to meet the renewable energy requirements established by the New Mexico Public Regulation Commission, including the resource diversity requirement, within the specified cost parameters, and the Company’s ability to obtain federal and/or state funding and incentives for the development of alternative or renewable energy; the performance of generating units, including the Palo Verde Nuclear Generating Station, the San Juan Generating Station, the Four Corners Plant, and Optim Energy generating units, and transmission systems; the risk that Optim Energy desires to expand its generation capacity but is unable to identify and implement profitable acquisitions, or that PNM Resources and ECJV will not agree to make additional capital contributions to Optim Energy; the potential unavailability of cash from PNM Resources' subsidiaries or Optim Energy due to regulatory, statutory or contractual restrictions; the impacts of the decline in the values of marketable equity securities on the trust funds maintained to provide nuclear decommissioning funding and pension and other postretirement benefits, including the levels of funding and expense; the ability of First Choice Power to attract and retain customers and collect amounts billed; changes in Electric Reliability Council of Texas protocols; changes in the cost of power acquired by First Choice Power; collections experience; insurance coverage available for claims made in litigation; fluctuations in interest rates; weather; water supply; changes in fuel costs; availability of fuel supplies; uncertainty regard the requirements and related costs of decommissioning power plants owned or partially owned by PNM and Optim Energy and coal mines supplying certain PNM power plants as well as the ability to recover decommissioning costs through charges to customers; the risk that replacement power costs incurred by PNM related to not meeting the specified capacity factor for its generating units under its Emergency Fuel and Purchase Power Cost Adjustment Clause will not be approved by the New Mexico Public Regulation Commission; the risk that PNM may not be able to renew rights-of-way on Native American lands or that the costs of rights-of-way are not allowed to be recovered through rates charged to customers; the effectiveness of risk management and commodity risk transactions; seasonality and other changes in supply and demand in the market for electric power; variability of wholesale power prices and natural gas prices; volatility and liquidity in the wholesale power markets and the natural gas markets; uncertainty regarding the ongoing validity of government programs for emission allowances; the risk that the resolution of the bankruptcy of the Lyondell Chemical Company results in significant adverse impacts on the operations of the Altura Cogen facility and Optim Energy; changes in the competitive environment in the electric industry; the risk that the Companies and Optim Energy may have to commit to substantial capital investments and additional operating costs to comply with new environmental control requirements, including possible future requirements to address concerns about global climate change; the risks associated with completion of generation, transmission, distribution, and other projects, including construction delays and unanticipated cost overruns; the outcome of legal proceedings; changes in applicable accounting principles; and the performance of state, regional, and national economies.

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Non-GAAP Financial Measures

PNM Resources (“the Company”) uses ongoing earnings and ongoing earnings per diluted share (or ongoing diluted earnings per share) and EBITDA (earnings before interest charges, income taxes, depreciation and amortization) to evaluate the operations of the Company and to establish goals for management and employees.  While the Company believes these financial measures are appropriate and useful for investors, they are not measures presented in accordance with generally accepted accounting principles in the U.S. (GAAP). The Company does not intend for these measures, or any piece of these measures, to represent any financial measure as defined by GAAP. Furthermore, the Company’s calculations of these measures as presented may or may not be comparable to similarly titled measures used by other companies.

CONTACTS:
Analysts                                                                Analysts & Media
Gina Jacobi                                                            Frederick Bermudez
Director, Investor Relations                               (505) 241-4831
(505) 241-2211

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PNM Resources
Schedule 1
2009 Reconciliation of Ongoing to GAAP Earnings
(Preliminary and Unaudited)

	Three Months Ended September 30, 2009
	(in thousands)
	Utilities			First	Optim	Corp/
	PNM Electric	TNMP Electric	PNM Gas	Choice	Energy (50%)	Other	PNMR
Ongoing Earnings (Loss)	$ 31,738	$ 5,460	$ -	$ 18,274	$ 4,512	$ (2,147)	$ 57,837

Non-Recurring Items
Economic mark-to-market hedges	4,087	-	-	(1,222)	(343)	-	2,522
Gain on sale of PNM Gas	-	-	(1,083)	-	-	-	(1,083)
Increases in legal reserves	(8,297)	-	-	-	-	(449)	(8,746)
Interest on uncertain tax positions	889	-	-	-	-	-	889
Net change in unrealized impairments of NDT securities	2,362	-	-	-	-	-	2,362
Post sale discontinued operations	-	-	(279)	-	-	-	(279)
Regulatory recoveries/disallowances	-	691	-	-	-	-	691
Total Non-Recurring Items	(959)	691	(1,362)	(1,222)	(343)	(449)	(3,644)

GAAP Earnings (Loss) from Continuing Operations	30,779	6,151		17,052	4,169	(2,596)	55,555
GAAP Earnings from Discontinued Operations			(1,362)				(1,362)
GAAP Net Earnings (Loss) Attributable to PNMR	$ 30,779	$ 6,151	$ (1,362)	$ 17,052	$ 4,169	$ (2,596)	$ 54,193

	Nine Months Ended September 30, 2009
	(in thousands)
	Utilities			First	Optim	Corp/
	PNM Electric	TNMP Electric	PNM Gas	Choice	Energy (50%)	Other	PNMR
Ongoing Earnings (Loss)	$ 41,327	$ 9,082	$ 7,621	$ 37,642	$ 2,728	$ (12,013)	$ 86,387

Non-Recurring Items
Business improvement plan	(319)	-	-	-	-	349	30
CapRock settlement	-	-	-	-	-	9,062	9,062
Depreciation associated with sale of gas assets	-	-	1,112	-	-	-	1,112
Economic mark-to-market hedges	2,939	-	-	2,402	(2,158)	-	3,183
Gain on reacquired debt	-	-	-	-	-	4,415	4,415
Gain on sale of gas operations	-	-	71,690	-	-	-	71,690
Increases in legal reserves	(15,909)	-	-	-	-	(449)	(16,358)
Interest on uncertain tax positions	3,534	-	-	-	-	-	3,534
Net change in unrealized impairments of NDT securities	2,560	-	-	-	-	-	2,560
Post sale discontinued operations	-	-	(2,721)	-	-	6	(2,715)
Regulatory recoveries/disallowances	(16,078)	257	-	-	-	-	(15,821)
Sale of water rights	-	-	-	-	-	768	768
Work continuance planning	(382)	-	-	-	-	-	(382)
Total Non-Recurring Items	(23,655)	257	70,081	2,402	(2,158)	14,151	61,078

GAAP Earnings (Loss) from Continuing Operations	17,672	9,339		40,044	570	2,138	69,763
GAAP Earnings (Loss) from Discontinued Operations			77,702				77,702
GAAP Net Earnings (Loss) Attributable to PNMR	$ 17,672	$ 9,339	$ 77,702	$ 40,044	$ 570	$ 2,138	$ 147,465

PNM Resources
Schedule 2
2008 Reconciliation of Ongoing to GAAP Earnings
(Preliminary and Unaudited)

	Three Months Ended September 30, 2008
	(in thousands)
	Utilities			First	Optim	Corp/
	PNM Electric	TNMP Electric	PNM Gas	Choice	Energy (50%)	Other	PNMR
Ongoing Earnings (Loss)	$ 28,650	$ 8,235	$ (4,184)	$ (3,015)	$ 242	$ (6,287)	$ 23,641

Non-Recurring Items
Acquisition/Divestiture	(339)	-	(4)	-	-	(3,055)	(3,398)
Business improvement plan	(116)	(142)	(68)	-	-	(1,966)	(2,292)
Depreciation on gas assets	-	-	3,276	-	-	-	3,276
Economic mark-to-market hedges	(9,378)	-	342	(6,287)	8,543	-	(6,780)
Impairment of intangible assets	-	-	-	(7,316)	(97)	-	(7,413)
Net change in unrealized impairments of NDT securities	(3,015)	-	-	-	-	-	(3,015)
Speculative trading	-	-	-	82	1	-	83
Write-off of emission allowances	-	-	-	-	(9,587)	-	(9,587)
Total Non-Recurring Items	(12,848)	(142)	3,546	(13,521)	(1,140)	(5,021)	(29,126)

GAAP Earnings (Loss) from Continuing Operations	15,802	8,093		(16,536)	(898)	(11,308)	(4,847)
GAAP Earnings from Discontinued Operations			(638)				(638)
GAAP Net Earnings (Loss) Attributable to PNMR	$ 15,802	$ 8,093	$ (638)	$ (16,536)	$ (898)	$ (11,308)	$ (5,485)

	Nine Months Ended September 30, 2008
	(in thousands)
	Utilities			First	Optim	Corp/
	PNM Electric	TNMP Electric	PNM Gas	Choice	Energy (50%)	Other	PNMR
Ongoing Earnings (Loss)	$ 18,261	$ 17,643	$ 14,993	$ (13,871)	$ 2,783	$ (20,489)	$ 19,320

Non-Recurring Items
Acquisition/Divestiture	(339)	-	(9)	-	-	(3,348)	(3,696)
Afton write-down	(1,199)	-	-	-	-	-	(1,199)
Business improvement plan	171	(146)	(143)	-	-	(4,434)	(4,552)
Depreciation on gas assets	-	-	9,705	-	-	-	9,705
Economic mark-to-market hedges	(3,016)	-	70	(446)	(3,247)	-	(6,639)
Gain on sale of merchant portfolio	3,083	-	-	-	-	-	3,083
Impairment of intangible assets	(51,143)	(34,456)	-	(55,317)	(6,784)	-	(147,700)
Interest on uncertain tax positions	(1,922)	29	6	66	-	12	(1,809)
Net change in unrealized impairments of NDT securities	(4,070)	-	-	-	-	-	(4,070)
Regulatory disallowances	(18,273)	-	-	-	-	-	(18,273)
Speculative trading	-	-	-	(31,452)	(739)	-	(32,191)
Write-off of emission allowances	-	-	-	-	(9,587)	-	(9,587)
Total Non-Recurring Items	(76,708)	(34,573)	9,629	(87,149)	(20,357)	(7,770)	(216,928)

GAAP Earnings (Loss) from Continuing Operations	(58,447)	(16,930)		(101,020)	(17,574)	(28,259)	(222,230)
GAAP Earnings (Loss) from Discontinued Operations			24,622				24,622
GAAP Net Earnings (Loss) Attributable to PNMR	$ (58,447)	$ (16,930)	$ 24,622	$(101,020)	$ (17,574)	$ (28,259)	$ (197,608)

PNM Resources
Schedule 3
2009 Reconciliation of Ongoing to GAAP Earnings Per Share
(Preliminary and Unaudited)

	Three Months Ended September 30, 2009
	(earnings per diluted share)
	Utilities			First	Optim	Corp/
	PNM Electric	TNMP Electric	PNM Gas	Choice	Energy (50%)	Other	PNMR
Ongoing Earnings (Loss)	$ 0.35	$ 0.06	$ -	$ 0.20	$ 0.05	$ (0.03)	$ 0.63

Non-Recurring Items
Economic mark-to-market hedges	0.04	-	-	(0.01)	(0.01)	-	0.02
Gain on sale of PNM Gas	-	-	(0.01)	-	-	-	(0.01)
Increases in legal reserves	(0.09)	-	-	-	-	-	(0.09)
Interest on uncertain tax positions	0.01	-	-	-	-	-	0.01
Net change in unrealized impairments of NDT securities	0.02	-	-	-	-	-	0.02
Post sale discontinued operations	-	-	-	-	-	-	-
Regulatory recoveries/disallowances	-	0.01	-	-	-	-	0.01
Total Non-Recurring Items	(0.02)	0.01	(0.01)	(0.01)	(0.01)	-	(0.04)

GAAP Earnings (Loss) from Continuing Operations	0.33	0.07		0.19	0.04	(0.03)	0.60
GAAP Earnings from Discontinued Operations			(0.01)				(0.01)
GAAP Net Earnings (Loss) Attributable to PNMR	$ 0.33	$ 0.07	$ (0.01)	$ 0.19	$ 0.04	$ (0.03)	$ 0.59
Average Diluted Shares Outstanding: 91,831,241

	Nine Months Ended September 30, 2009
	(earnings per diluted share)
	Utilities			First	Optim	Corp/
	PNM Electric	TNMP Electric	PNM Gas	Choice	Energy (50%)	Other	PNMR
Ongoing Earnings (Loss)	$ 0.45	$ 0.10	$ 0.08	$ 0.41	$ 0.03	$ (0.13)	$ 0.94

Non-Recurring Items
Business improvement plan	-	-	-	-	-	-	-
CapRock settlement	-	-	-	-	-	0.10	0.10
Depreciation associated with sale of gas assets	-	-	0.01	-	-	-	0.01
Economic mark-to-market hedges	0.03	-	-	0.03	(0.02)	-	0.04
Gain on reacquired debt	-	-	-	-	-	0.05	0.05
Gain on sale of gas operations		-	0.79	-	-	-	0.79
Increases in legal reserves	(0.18)	-	-	-	-	(0.01)	(0.19)
Interest on uncertain tax positions	0.04	-	-	-	-	-	0.04
Net change in unrealized impairments of NDT securities	0.03	-	-	-	-	-	0.03
Post sale discontinued operations	-	-	(0.03)	-	-	-	(0.03)
Regulatory recoveries/disallowances	(0.18)	-	-	-	-	-	(0.18)
Sale of water rights	-	-	-	-	-	0.01	0.01
Work continuance planning	-	-	-	-	-	-	-
Total Non-Recurring Items	(0.26)	0.00	0.77	0.03	(0.02)	0.15	0.67

GAAP Earnings (Loss) from Continuing Operations	0.19	0.10		0.44	0.01	0.02	0.76
GAAP Earnings (Loss) from Discontinued Operations			0.85				0.85
GAAP Net Earnings (Loss) Attributable to PNMR	$ 0.19	$ 0.10	$ 0.85	$ 0.44	$ 0.01	$ 0.02	$ 1.61
Average Diluted Shares Outstanding: 91,602,780

PNM Resources
Schedule 4
2008 Reconciliation of Ongoing to GAAP Earnings Per Share
(Preliminary and Unaudited)

	Three Months Ended September 30, 2008
	(earnings per diluted share)
	Utilities			First	Optim	Corp/
	PNM Electric	TNMP Electric	PNM Gas	Choice	Energy (50%)	Other	PNMR
Ongoing Earnings (Loss)	$ 0.33	$ 0.10	$ (0.05)	$ (0.03)	$ 0.00	$ (0.08)	$ 0.27

Non-Recurring Items
Acquisition/Divestiture	-	-	-	-	-	(0.04)	(0.04)
Business improvement plan	-	(0.01)	-	-	-	(0.01)	(0.02)
Depreciation on gas assets	-	-	0.05	-	-	-	0.05
Economic mark-to-market hedges	(0.11)	-	-	(0.07)	0.10	-	(0.08)
Impairment of intangible assets	-	-	-	(0.09)	-	-	(0.09)
Net change in unrealized impairments of NDT securities	(0.04)	-	-	-	-	-	(0.04)
Speculative trading	-	-	-	-	-	-	-
Write-off of emission allowances	-	-	-	-	(0.11)	-	(0.11)
Total Non-Recurring Items	(0.15)	(0.01)	0.05	(0.16)	(0.01)	(0.05)	(0.33)

GAAP Earnings (Loss) from Continuing Operations	0.18	0.09		(0.19)	(0.01)	(0.13)	(0.06)
GAAP Earnings from Discontinued Operations			0.00				0.00
GAAP Net Earnings (Loss) Attributable to PNMR	$ 0.18	$ 0.09	$ 0.00	$ (0.19)	$ (0.01)	$ (0.13)	$ (0.06)
Average Diluted Shares Outstanding: 86,408,035

	Nine Months Ended September 30, 2008
	(earnings per diluted share)
	Utilities			First	Optim	Corp/	PNMR
	PNM Electric	TNMP Electric	PNM Gas	Choice	Energy (50%)	Other
Ongoing Earnings (Loss)	$ 0.22	$ 0.22	$ 0.18	$ (0.17)	$ 0.03	$ (0.24)	$ 0.24

Non-Recurring Items
Acquisition/Divestiture	-	-	-	-	-	(0.04)	(0.04)
Afton write-down	(0.02)	-	-	-	-	-	(0.02)
Business improvement plan	-	-	-	-	-	(0.05)	(0.05)
Depreciation on gas assets	-	-	0.12	-	-	-	0.12
Economic mark-to-market hedges	(0.04)	-	-	(0.01)	(0.04)	-	(0.09)
Gain on sale of merchant portfolio	0.04	-	-	-	-	-	0.04
Impairment of intangible assets	(0.63)	(0.43)	-	(0.68)	(0.09)	-	(1.83)
Interest on uncertain tax positions	(0.02)	-	-	-	-	-	(0.02)
Net change in unrealized impairments of NDT securities	(0.05)	-	-	-	-	-	(0.05)
Regulatory disallowances	(0.22)	-	-	-	-	-	(0.22)
Speculative trading	-	-	-	(0.38)	(0.01)	-	(0.39)
Write-off of emission allowances	-	-	-	-	(0.11)	-	(0.11)
Total Non-Recurring Items	(0.94)	(0.43)	0.12	(1.07)	(0.25)	(0.09)	(2.66)

GAAP Earnings (Loss) from Continuing Operations	(0.72)	(0.21)		(1.24)	(0.22)	(0.33)	(2.72)
GAAP Earnings (Loss) from Discontinued Operations			0.30				0.30
GAAP Net Earnings (Loss) Attributable to PNMR	$ (0.72)	$ (0.21)	$ 0.30	$ (1.24)	$ (0.22)	$ (0.33)	$ (2.42)
Average Diluted Shares Outstanding: 81,669,330

PNM Resources
Schedule 5
Segment Reconciliation of GAAP Net Earnings to Ongoing EBITDA
(Earnings Before Interest Charges, Income Taxes, Depreciation and Amortization)
(Preliminary and Unaudited)
(in millions)

	Three Months Ended September 30, 2009

	PNM Electric	TNMP Electric	PNM Gas	First Choice	Corporate & Other	PNMR Consolidated
GAAP Net Earnings (Loss) Attributable to PNMR	$30.8	$6.2	($1.4)	$17.1	$1.5	$54.2

Interest charges	16.8	8.0	0.0	0.6	5.1	30.5
Income taxes	19.8	4.1	(0.8)	9.7	(2.2)	30.6
Depreciation and amortization	22.7	10.3	0.0	0.4	3.9	37.3

EBITDA	90.1	28.6	(2.2)	27.8	8.4	152.7

Ongoing adjustments (before tax)	1.7	(1.1)	2.2	1.8	0.5	5.1

Ongoing EBITDA	$91.8	$27.5	$0.0	$29.6	$8.9	$157.8

	Nine Months Ended September 30, 2009
	PNM Electric	TNMP Electric	PNM Gas	First Choice	Corporate & Other	PNMR Consolidated
GAAP Net Earnings (Loss) Attributable to PNMR	$17.7	$9.3	$77.7	$40.0	$2.8	$147.5

Interest charges	51.4	20.0	1.0	2.4	17.5	92.3
Income taxes	11.3	6.3	41.2	22.5	(2.3)	79.0
Depreciation and amortization	68.1	27.8	0.0	1.4	13.1	110.4

EBITDA	148.5	63.4	119.9	66.3	31.0	429.1

Ongoing adjustments (before tax)	38.0	(0.4)	(104.4)	(3.6)	(20.7)	(91.1)

Ongoing EBITDA	$186.5	$63.0	$15.5	$62.7	$10.3	$338.0

PNM Resources
Schedule 6
Segment Reconciliation of GAAP Net Earnings to Ongoing EBITDA
(Earnings Before Interest Charges, Income Taxes, Depreciation and Amortization)
(Preliminary and Unaudited)
(in millions)

	Three Months Ended September 30, 2008
	PNM Electric	TNMP Electric	PNM Gas	First Choice	Corporate & Other	PNMR Consolidated
GAAP Net Earnings (Loss) Attributable to PNMR	$15.8	$8.1	($0.6)	($16.5)	($12.3)	($5.5)

Interest charges	20.3	4.2	3.4	1.8	12.8	42.5
Income taxes	9.5	4.9	0.8	(6.8)	(10.7)	(2.3)
Depreciation and amortization	21.0	9.9	0.0	0.6	4.5	36.0

EBITDA	66.6	27.1	3.6	(20.9)	(5.7)	70.7

Ongoing adjustments (before tax)	21.3	0.2	(5.9)	17.6	10.2	43.4

Ongoing EBITDA	$87.9	$27.3	($2.3)	($3.3)	$4.5	$114.1

	Nine Months Ended September 30, 2008
	PNM Electric	TNMP Electric	PNM Gas	First Choice	Corporate & Other	PNMR Consolidated
GAAP Net Earnings (Loss) Attributable to PNMR	($58.4)	($16.9)	$24.6	($101.0)	($45.9)	($197.6)

Interest charges	51.8	13.6	9.9	2.5	30.9	108.7
Income taxes	(5.1)	10.6	16.3	(28.4)	(32.7)	(39.3)
Depreciation and amortization	62.8	27.0	0.0	1.7	13.2	104.7

EBITDA	51.1	34.3	50.8	(125.2)	(34.5)	(23.5)

Ongoing adjustments (before tax)	93.5	34.6	(15.9)	108.0	46.5	266.7

Ongoing EBITDA	$144.6	$68.9	$34.9	($17.2)	$12.0	$243.2

PNM Resources
Schedule 7
Calculation of Optim Energy Ongoing EBITDA
(Earnings Before Interest Charges, Income Taxes, Depreciation and Amortization)
(Preliminary and Unaudited)

	Three Months Ended	Nine Months Ended
	September 30, 2009	September 30, 2009
	(in millions)

GAAP Net Earnings	$ 15.6	$ 4.8

Interest expense	4.1	9.6
Income tax	0.3	0.4
Depreciation and amortization expense	10.0	25.8
Purchase accounting amortizations	(2.5)	6.2
Losses on forward mark on economic hedges	1.1	7.1

Ongoing Optim Energy EBITDA	28.6	53.9

50 percent of Ongoing EBITDA (PNMR share)	$ 14.3	$ 27.0

	Three Months Ended	Nine Months Ended
	September 30, 2008	September 30, 2008
	(in millions)

GAAP Net Earnings	$ (2.3)	$ (58.9)

Interest expense	3.7	15.0
Income tax	0.1	(0.2)
Depreciation and amortization expense	7.7	22.9
Purchase accounting amortizations	(2.0)	2.4
Losses on forward mark on economic hedges	(28.3)	10.7
Losses on speculative trade	0.0	2.4
Write-off of emission allowances	31.7	31.7
Impairment of intangible assets	0.3	22.9

Ongoing Optim Energy EBITDA	10.9	48.9

50 percent of Ongoing EBITDA (PNMR share)	$ 5.4	$ 24.5

PNM Resources
Schedule 8
Reconciliation of Ongoing (non-GAAP) Net Earnings
to GAAP Consolidated Statement of Earnings (Loss)
(Preliminary and Unaudited)
(in thousands, except per share data)

	Nine Months Ended September 30,
	2009				2008
	GAAP	Adjustments		Ongoing	GAAP	Adjustments		Ongoing
	(in thousands, except per share data)

Operating revenues	$1,264,701	$ 25,909	(a)	$ 1,290,610	$ 1,551,889	$ (7,863)	(i)	$ 1,544,026
Cost of energy	556,149	20,891	(b)	577,040	1,026,702	(51,263)	(k)	975,439
Gross margin	708,552	5,018		713,570	525,187	43,400		568,587
Other operating expenses	441,168	(29,384)	(c)	411,784	567,816	(188,855)	(l)	378,961
Depreciation and amortization	111,067	(2,121)	(d)	108,946	105,438	(705)	(d)	104,733
Operating income (loss)	156,317	36,523		192,840	(148,067)	232,960		84,893
Equity in net earnings (loss) of Optim Energy	944	3,571	(e)	4,515	(29,091)	33,698	(m)	4,607
Net other income (deductions)	49,903	(33,629)	(f)	16,274	3,195	9,774	(n)	12,969
Interest charges	91,301	-		91,301	99,006	(1,729)	(o)	97,277
Earnings (Loss) before Income Taxes	115,863	6,465		122,328	(272,969)	278,161		5,192
Income Taxes (Benefit)	37,814	5,352	(g)	43,166	(55,587)	56,056	(g)	469
Earnings (Loss) from Continuing Operations	78,049	1,113		79,162	(217,382)	222,105		4,723
Earnings from Discontinued Operations, net
of Income Taxes	77,702	(70,081)	(h)	7,621	24,622	(9,629)	(p)	14,993
Net Earnings (Loss)	155,751	(68,968)		86,783	(192,760)	212,476		19,716
Earnings Attributable to Valencia Non-controlling
Interest	(7,890)	7,890	(d)	-	(4,452)	4,452	(d)	-
Preferred Stock Dividend Requirements of Subsidiary	(396)	-		(396)	(396)	-		(396)
Net Earnings (Loss) Attributable to PNMR	$ 147,465	$ (61,078)		$ 86,387	$ (197,608)	$ 216,928		$ 19,320

Earnings (Loss) from Continuing Operations Attributable to PNMR per Common Share:
Basic	$ 0.76	$ 0.10		$ 0.86	$ (2.72)	$ 2.78		$ 0.06
Diluted	$ 0.76	$ 0.10		$ 0.86	$ (2.72)	$ 2.78		$ 0.06

Net Earnings (Loss) Attributable to PNMR per Common Share:
Basic	$ 1.61	$ (0.66)		$ 0.95	$ (2.42)	$ 2.66		$ 0.24
Diluted	$ 1.61	$ (0.67)		$ 0.94	$ (2.42)	$ 2.66		$ 0.24

Average common shares outstanding:
Basic	91,398				81,669
Diluted	91,603				81,669

(a)	Economic mark-to-market hedges $(291); Increases to legal reserves $26,200
(b)	Economic mark-to-market hedges $8,305; Consolidation of Valencia $12,586
(c)	Business improvement plan $37; Post sale discontinued operations $6; Work continuance planning $(633); Regulatory recoveries/disallowances $(26,219); Consolidation of Valencia $(2,575)
(d) Consolidation of Valencia
(e) Economic mark-to-market hedges
(f)
Net settlement of unrealized impairments of NDT securities $(4,185); Business improvement plan $(10); Gain on reaquired debt $(7,312); Sale of water rights $(1,272); Interest on uncertain tax positions $(5,850); CapRock settlement $(15,000)

(g) Net taxes on nonrecurring items
(h)	Depreciation associated with sale of gas assets $(1,112); Gain on sale of gas operations $(71,690); Post sale discontinued operations $2,735
(i)	Economic mark-to-market hedges $(372); Speculative trading $48,875; Gain on sale of merchant portfolio $(56,366)
(k)	Economic mark-to-market hedges $(6,058); Gain on sale of merchant portfolio $(51,263); Consolidation of Valencia $6,058
(l)
Business improvement plan $(7,261); Acquisition/Divestiture $(4,600); Regulatory disallowances $(30,248); Impairment of intangible assets $(144,085); Afton write-down $(1,985); Consolidation of Valencia $(676)

(m)	Economic mark-to-market hedges $5,374; Speculative trading $1,223; Impairment of intangible assets $11,231; Write-off of emission allowances $15,870
(n)	Business improvement plan $22; Interest on uncertain tax positions $3,014; Net settlements of unrealized impairments of NDT securities $6,738
(o)	Acquisition/Divestiture $(1,504); Consolidation of Valencia $(225)
(p)	Acquisition/Divestiture $9; Business improvement plan $143; Depreciation on gas assets $(9,705); Economic mark-to-market hedges $(70); Interest on uncertain tax positions $(6)

PNM RESOURCES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
	(In thousands, except per share amounts)

Operating Revenues:
Electric	$477,665	$607,023	$1,264,503	$1,551,668
Other	62	53	198	221
Total operating revenues	477,727	607,076	1,264,701	1,551,889

Operating Expenses:
Cost of energy	199,648	393,623	556,149	1,026,702
Administrative and general	67,774	60,999	191,461	167,753
Energy production costs	40,130	46,471	135,821	143,231
Impairment of goodwill and other intangible assets	-	7,906	-	144,085
Regulatory disallowances	-	-	27,286	30,248
Depreciation and amortization	38,050	36,752	111,067	105,438
Transmission and distribution costs	16,029	14,981	46,444	43,467
Taxes other than income taxes	14,560	12,680	40,156	39,032
Total operating expenses	376,191	573,412	1,108,384	1,699,956
Operating income (loss)	101,536	33,664	156,317	(148,067)

Other Income and Deductions:
Interest income	6,902	7,248	23,348	17,190
Gains (losses) on investments held by NDT	3,936	(5,697)	2,023	(10,079)
Other income	3,168	2,834	31,489	4,950
Equity in net earnings (loss) of Optim Energy	6,902	(1,485)	944	(29,091)
Other deductions	(2,325)	(1,785)	(6,957)	(8,866)
Net other income (deductions)	18,583	1,115	50,847	(25,896)

Interest Charges:
Interest on long-term debt	29,198	29,518	83,488	72,622
Other interest charges	1,337	9,634	7,813	26,384
Total interest charges	30,535	39,152	91,301	99,006

Earnings (Loss) before Income Taxes	89,584	(4,373)	115,863	(272,969)

Income Taxes (Benefit)	31,361	(3,109)	37,814	(55,587)

Earnings (Loss) from Continuing Operations	58,223	(1,264)	78,049	(217,382)

Earnings (Loss) from Discontinued Operations, net of Income
Taxes (Benefit) of $(785), $820, $41,196 and $16,299	(1,362)	(638)	77,702	24,622

Net Earnings (Loss)	56,861	(1,902)	155,751	(192,760)

Earnings Attributable to Valencia Non-controlling Interest	(2,536)	(3,451)	(7,890)	(4,452)

Preferred Stock Dividend Requirements of Subsidiary	(132)	(132)	(396)	(396)

Net Earnings (Loss) Attributable to PNMR	$54,193	$(5,485)	$147,465	$(197,608)

Earnings (Loss) from Continuing Operations Attributable to PNMR per Common Share:
Basic	$0.61	$(0.06)	$0.76	$(2.72)
Diluted	$0.60	$(0.06)	$0.76	$(2.72)
Net Earnings (Loss) Attributable to PNMR per Common Share:
Basic	$0.59	$(0.06)	$1.61	$(2.42)
Diluted	$0.59	$(0.06)	$1.61	$(2.42)

Dividends Declared per Common Share	$0.125	$0.125	$0.375	$0.480

PNM RESOURCES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	September 30,	December 31,
	2009	2008
	(In thousands)
ASSETS
Current Assets:
Cash and cash equivalents	$70,255	$140,619
Special deposits	52	3,480
Accounts receivable, net of allowance for uncollectible accounts of $16,350 and $21,466	136,196	119,174
Unbilled revenues	70,064	81,126
Other receivables	75,902	73,083
Materials, supplies, and fuel stock	49,061	49,397
Regulatory assets	1,208	1,541
Derivative instruments	44,959	51,250
Income taxes receivable	-	49,584
Current assets of discontinued operations	-	107,986
Other current assets	61,642	75,393

Total current assets	509,339	752,633

Other Property and Investments:
Investment in PVNGS lessor notes	137,853	168,729
Equity investment in Optim Energy	232,537	239,950
Investments held by NDT	130,354	111,671
Other investments	29,332	32,966
Non-utility property, net of accumulated depreciation of $3,532 and $2,582	8,169	9,135

Total other property and investments	538,245	562,451

Utility Plant:
Electric plant in service	4,471,390	4,329,169
Common plant in service and plant held for future use	159,659	147,576
	4,631,049	4,476,745
Less accumulated depreciation and amortization	1,591,806	1,545,950
	3,039,243	2,930,795
Construction work in progress	166,764	202,556
Nuclear fuel, net of accumulated amortization of $21,482 and $16,018	74,248	58,674

Net utility plant	3,280,255	3,192,025

Deferred Charges and Other Assets:
Regulatory assets	505,394	629,141
Goodwill	321,310	321,310
Other intangible assets, net of accumulated amortization of $5,122 and $4,672	26,717	27,167
Derivative instruments	13,139	25,620
Non-current assets of discontinued operations	-	561,915
Other deferred charges	67,802	75,720

Total deferred charges and other assets	934,362	1,640,873
	$5,262,201	$6,147,982

PNM RESOURCES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	September 30,	December 31,
	2009	2008
	(In thousands, except share information)
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Short-term debt	$193,000	$744,667
Current installments of long-term debt	2,004	205,694
Accounts payable	87,896	174,068
Accrued interest and taxes	89,904	51,618
Regulatory liabilities	2,326	1,746
Derivative instruments	23,271	33,951
Current liabilities of discontinued operations	-	77,082
Other current liabilities	129,541	139,562

Total current liabilities	527,942	1,428,388

Long-term Debt	1,531,170	1,379,011

Deferred Credits and Other Liabilities:
Accumulated deferred income taxes	471,782	572,719
Accumulated deferred investment tax credits	21,163	23,834
Regulatory liabilities	353,197	327,175
Asset retirement obligations	69,537	63,492
Accrued pension liability and postretirement benefit cost	241,791	246,136
Derivative instruments	4,944	6,934
Non-current liabilities of discontinued operations	-	94,615
Other deferred credits	145,648	149,237

Total deferred credits and other liabilities	1,308,062	1,484,142

Total liabilities	3,367,174	4,291,541

Commitments and Contingencies (See Note 9)

Cumulative Preferred Stock of Subsidiary
without mandatory redemption requirements ($100 stated value, 10,000,000 shares authorized:
issued and outstanding 115,293 shares)	11,529	11,529

Equity:
PNMR Convertible Preferred Stock, Series A without mandatory redemption requirements
(no stated value, 10,000,000 shares authorized: issued and outstanding 477,800 shares)	100,000	100,000
PNMR common stockholders’ equity:
Common stock outstanding (no par value, 120,000,000 shares authorized: issued
and outstanding 86,673,174 and 86,531,644 shares)	1,289,625	1,288,168
Accumulated other comprehensive income (loss), net of income taxes	(36,815)	30,948
Retained earnings	440,464	327,290
Total PNMR common stockholders’ equity	1,693,274	1,646,406
Non-controlling interest in Valencia	90,224	98,506
Total equity	1,883,498	1,844,912

	$5,262,201	$6,147,982

PNM RESOURCES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine Months Ended September 30,
	2009	2008
	(In thousands)
Cash Flows From Operating Activities:
Net earnings (loss)	$155,751	$(192,760)
Adjustments to reconcile net earnings (loss) to net cash flows from operating activities:
Depreciation and amortization	131,247	116,797
Amortization of pre-payments on PVNGS firm-sales contracts	(19,426)	(10,313)
Bad debt expense	35,383	28,258
Deferred income tax expense (benefit)	(46,008)	(26,056)
Equity in net (earnings) loss of Optim Energy	(944)	29,091
Net unrealized (gains) losses on derivatives	(7,223)	14,222
(Gains) losses on investments held by NDT	(2,023)	10,079
Impairment of goodwill and other intangible assets	-	144,085
Gain on sale of PNM Gas	(108,936)	-
Gain on reacquired debt	(7,316)	-
Stock-based compensation expense	1,844	2,810
Regulatory disallowances	27,286	30,248
Increase in legal reserve	26,200	-
Other, net	(824)	(4,597)
Changes in certain assets and liabilities:
Accounts receivable and unbilled revenues	(84,574)	(20,752)
Materials, supplies, and fuel stock	486	(9,486)
Other current assets	29,899	(31,346)
Other assets	(2,114)	(29,440)
Accounts payable	(94,075)	1,624
Accrued interest and taxes	87,779	2,016
Other current liabilities	(19,703)	10,750
Other liabilities	(17,831)	(783)
Net cash flows from operating activities	84,878	64,447

Cash Flows From Investing Activities:
Utility plant additions	(194,598)	(235,672)
Proceeds from sales of investments held by NDT	88,858	105,055
Purchases of investments held by NDT	(90,921)	(106,437)
Proceeds from sale of PNM Gas	653,095	-
Return of principal on PVNGS lessor notes	26,726	22,164
Reduction in restricted special deposits	359	6,581
Other, net	(15,303)	(1,595)
Net cash flows from investing activities	468,216	(209,904)

PNM RESOURCES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine Months Ended September 30,
	2009	2008
	(In thousands)
Cash Flows From Financing Activities:
Short-term borrowings (repayments), net	(551,667)	112,767
Long-term borrowings	309,242	452,750
Repayment of long-term debt	(350,079)	(448,935)
Issuance of common stock	1,245	250,231
Proceeds from stock option exercise	-	86
Purchase of common stock to satisfy stock awards	(940)	(1,355)
Excess tax (shortfall) from stock-based payment arrangements	(692)	(618)
Dividends paid	(34,666)	(46,954)
Payments received on PVNGS firm-sales contracts	23,059	80,858
Other, net	(18,985)	(4,022)
Net cash flows from financing activities	(623,483)	394,808

Change in Cash and Cash Equivalents	(70,389)	249,351
Cash and Cash Equivalents at Beginning of Period	140,644	17,791
Cash and Cash Equivalents at End of Period	$70,255	$267,142

Supplemental Cash Flow Disclosures:
Interest paid, net of capitalized interest	$64,143	$91,715
Income taxes paid (refunded), net	$68,809	$(1,702)

The following table shows PNM Electric operating revenues by customer class, including intersegment revenues and average number of customers:

	Three Months Ended September 30,			Nine Months Ended September 30,
	2009	2008	Change	2009	2008	Change
		(In millions, except customers)
Residential	$99.1	$89.3	$9.8	$242.7	$227.1	$15.6
Commercial	98.1	98.9	(0.8)	250.7	248.1	2.6
Industrial	21.3	27.3	(6.0)	59.4	78.4	(19.0)
Public authority	6.0	6.1	(0.1)	15.2	14.1	1.1
Transmission	10.8	10.1	0.7	25.9	25.1	0.8
Firm requirements wholesale	7.5	12.3	(4.8)	21.2	35.7	(14.5)
Other sales for resale	31.0	92.5	(61.5)	109.4	298.6	(189.2)
Mark-to-market activity	(1.0)	13.2	(14.2)	0.3	55.2	(54.9)
Other	2.2	6.7	(4.5)	8.7	12.8	(4.1)
	$275.0	$356.4	$(81.4)	$733.5	$995.1	$(261.6)
Average retail customers (thousands)	499.3	495.7	3.5	498.6	494.8	3.8

The following table shows PNM Electric GWh sales by customer class:

	Three Months Ended September 30,			Nine Months Ended September 30,
	2009	2008	Change	2009	2008	Change
			(Gigawatt hours)
Residential	927.8	898.8	29.0	2,450.7	2,474.7	(24.0)
Commercial	1,101.5	1,142.9	(41.4)	2,933.2	3,070.1	(136.9)
Industrial	377.0	408.1	(31.1)	1,094.6	1,260.4	(165.8)
Public authority	73.3	73.9	(0.6)	189.7	190.1	(0.4)
Firm requirements wholesale	169.5	283.0	(113.5)	509.5	842.2	(332.7)
Other sales for resale	960.0	1,222.2	(262.2)	3,192.1	4,209.4	(1,017.3)
	3,609.1	4,028.9	(419.8)	10,369.8	12,046.9	(1,677.1)

The following table shows TNMP Electric operating revenues by customer class, including intersegment revenues, and average number of customers:

	Three Months Ended September 30,			Nine Months Ended September 30,
	2009	2008	Change	2009	2008	Change
		(In millions, except customers)
Residential	$25.5	$22.3	$3.2	$57.2	$55.4	$1.8
Commercial	18.7	18.0	0.7	53.8	53.5	0.3
Industrial	3.0	3.5	(0.5)	9.1	10.0	(0.9)
Other	8.5	7.3	1.2	23.6	21.5	2.1
	$55.7	$51.1	$4.6	$143.7	$140.4	$3.3
Average customers (thousands) (1)	231.9	230.3	1.6	230.9	229.0	1.9

(1)
Under TECA, customers of TNMP Electric in Texas have the ability to choose First Choice or any other REP to provide energy.  The average customers reported above include 85,681 and 111,017 customers of TNMP Electric for the three months ended September 30, 2009 and 2008, and 88,045 and 118,288 customers for the nine months ended September 30, 2009 and 2008, who have chosen First Choice as their REP.  These customers are also included in the First Choice segment.

The following table shows TNMP Electric GWh sales by customer class:

	Three Months Ended September 30,			Nine Months Ended September 30,
	2009	2008	Change	2009	2008	Change
			(Gigawatt hours(1))
Residential	910.8	811.3	99.5	2,038.5	1,987.2	51.3
Commercial	644.7	618.6	26.1	1,689.4	1,679.5	9.9
Industrial	517.7	482.9	34.8	1,471.4	1,542.5	(71.1)
Other	29.1	28.8	0.3	81.2	81.5	(0.3)
	2,102.3	1,941.6	160.7	5,280.5	5,290.7	(10.2)

(1)
The GWh sales reported above include 372.3 and 467.2 GWhs for the three months ended September 30, 2009 and 2008 and 901.6 and 1,295.2 GWhs for the nine months ended September 30, 2009 and 2008, used by customers of TNMP Electric, who have chosen First Choice as their REP.  These GWhs are also included below in the First Choice segment.

The following table shows First Choice operating revenues by customer class, including intersegment revenues, and actual number of customers:

	Three Months Ended September 30,			Nine Months Ended September 30,
	2009	2008	Change	2009	2008	Change
		(In millions, except customers)
Residential	$110.3	$144.9	$(34.6)	$279.0	$331.3	$(52.3)
Mass-market	6.6	16.7	(10.1)	21.3	46.3	(25.0)
Mid-market	37.3	42.7	(5.4)	103.2	116.1	(12.9)
Trading gains (losses)	-	0.1	(0.1)	-	(48.9)	48.9
Other	5.2	10.6	(5.4)	16.1	16.6	(0.5)
	$159.4	$215.0	$(55.6)	$419.6	$461.4	$(41.8)
Actual customers (thousands) (1,2)	232.1	233.8	(1.7)	232.1	233.8	(1.7)

(1)	See note above in the TNMP Electric segment discussion about the impact of TECA.

(2)
Due to the competitive nature of First Choice’s business, actual customer count at September 30 is presented in the table above as a more representative business indicator than the average customers that are shown in the table for TNMP customers.

The following table shows First Choice GWh electric sales by customer class:

	Three Months Ended September 30,			Nine Months Ended September 30,
	2009	2008	Change	2009	2008	Change
		(Gigawatt hours) (1)
Residential	781.2	772.9	8.3	1,927.1	2,045.8	(118.7)
Mass-market	38.3	73.1	(34.8)	117.5	236.1	(118.6)
Mid-market	304.7	340.8	(36.1)	827.2	924.1	(96.9)
Other	2.1	2.7	(0.6)	7.5	12.5	(5.0)
	1,126.3	1,189.5	(63.2)	2,879.3	3,218.5	(339.2)

(1)	See note above in the TNMP Electric segment discussion about the impact of TECA.